SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 25, 2003

Date of Earliest Event Reported: March 25, 2003

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Half Mile Road Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000

Item 7.	Financial Statements and Exhibits.
Exhibit	Description
99.1	Certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.	Financial Statements and Exhibits.
The certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are being furnished as Exhibit 99.1 hereto. Signed originals of these certificates have been provided to Millennium Chemicals Inc. and will be retained by Millennium Chemicals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: March 25, 2003

MILLENNIUM CHEMICALS INC.
By: /C. William Carmean/
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.